Exhibit 10.45

Extension and Forbearance Agreement

This EXTENSION AND FORBEARANCE AGREEMENT (this “Agreement”) is entered into as of November___1, 2023, between Digerati Technologies, Inc., a Nevada corporation (“Digerati”), and the undersigned noteholder (the “Noteholder”).

Recitals

A. Digerati has issued the promissory note or notes listed on Annex A to this Agreement (whether one or multiple instruments, the “Notes”) to the Noteholder.

B. As of the date hereof, one or more defaults or events of default, including payment defaults (collectively, the “Existing Defaults”), have occurred and are continuing under the Notes.

C. Certain other defaults or events of default, including payment defaults (collectively, the “Future Defaults” and, together with the Existing Defaults, the “Forbearance Defaults”), may occur between the date hereof and December 31, 2023 (the “Forbearance Termination Date”).

D. Digerati has requested that Noteholder (1) forbear from exercising any rights and remedies it may have under the Notes and applicable law arising from the Forbearance Defaults during the period from the date hereof through the Forbearance Termination Date (the “Forbearance Period”) and (2) extend the due date of all payments thereunder that are either currently due and payable or will become due and payable during the Forbearance Period to the Forbearance Termination Date (the “Maturity Extension”).

E. Certain other of Digerati’s creditors have agreed to provide extensions of maturity and forbearance to Digerati under other items of indebtedness, conditioned on entry into this Agreement by the Noteholder, which other extensions and forbearances will benefit both Digerati and the Noteholder. Digerati represents that no economic terms with the other creditors have changed, other than maturity date, such that Noteholder is entitled to improved economic terms per the most favored nations clause in Noteholder’s original note. Digerati also represents that should any economic te1ms change with the other creditors, other than maturity date, Digerati will make Noteholder aware of these changes and offer them to the Noteholder equally.

Agreement

In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Noteholder and Digerati agree that:

1. Until the day after the last day of the Forbearance Period, the Noteholder shall forbear from exercising any rights and remedies it may have under the Notes and applicable law arising from the Forbearance Defaults, including, without limitation, by (i) accelerating of the maturity of the Notes or (ii) initiating any proceeding to collect the obligations under the Notes, including by initiating or joining in filing any involuntary bankruptcy petition with respect to Digerati under the U.S. Bankruptcy Code, or otherwise filing or participate in any insolvency reorganization, moratorium, receivership, or other similar proceedings against Digerati.

2. Any payments currently due and payable or past due or that will become due and payable during the Forbearance Period shall, instead, be due and payable on the Forbearance Termination Date.

[1]	Date to be left blank and filled in on date when all other Extension and Forbearance Agreements have been collected and Post Road (senior lender) has entered into its forbearance.

Notwithstanding the foregoing, (i) the execution, delivery and performance of this Agreement shall not (A) constitute a waiver of the Forbearance Defaults (unless cured by the Maturity Extension), which shall be deemed to remain in existence, or (B) impair the Noteholder’s ability to exercise all or any of its rights and remedies under the Notes or applicable law or in equity at any time after the expiration of the Forbearance Period (all of which rights and remedies the Noteholder hereby expressly reserves) and (ii) the Notes remain in full force and effect and are hereby ratified and confirmed.

Upon the termination of the Forbearance Period, the Noteholder’s agreement to forbear as set forth in this Agreement shall automatically terminate and, thereafter, the Noteholder may exercise all of the rights and remedies available to the Noteholder under the Notes or otherwise under applicable law.

This Agreement shall be subject to the governing law, venue, amendments, successors and assigns and counterparts provisions of the Notes, mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the duly authorized officers of the undersigned have executed this Agreement as of the date first written above.

DIGERATI TECHNOLOGIES, INC.

By:
Name:
Title:

[Digerati Technologies - Extension and Forbearance Agreement Signature Page]

Agreed as of the date first written above:

By:

By:
Name:
Title:

[Digerati Technologies - Extension and Forbearance Agreement Signature Page]

Annex A

NOTE(S)

I. $ ______ Convertible Promissory Note made by Digerati in favor of Noteholder, dated __________, 20___, as amended, supplemented or otherwise modified prior to the date hereof